March 8, 2018 Fourth Quarter and Full Year 2017 Earnings Conference Call

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 2 • Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward- looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. • Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. • Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. —In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

Crawford & Company Overview

- The world's largest publicly listed independent provider of claims management solutions to insurance companies and self-insured entities, with a global network serving clients in more than 70 countries
- Crawford employs approximately 8,800 employees handling in excess of 1.5 million claims annually in over 150 countries
- The company's claims management solutions, business process outsourcing (BPO) programs, and consulting services are delivered to clients including multinational insurance carriers, brokers, and local insurance firms as well as more than 200 of the Fortune 500 through four operating segments: U.S. Services, International, Broadspire and Garden City Group

Crawford®

Broadspire® A CRAWFORD COMPANY

gcg A CRAWFORD COMPANY

CONTRACTOR CONNECTION®

WeGoLook® POWERED BY CRAWFORD

Crawford® GLOBAL TECHNICAL SERVICES™

1.5 Million	$14 Billion	8,800+
Claims Handled Around the World	Total Claims Payments Made	Total Employees

Crawford®

3

////////////////////////////////////////////////////////////////////////// TODAY'S AGENDA --- Welcome and Opening Comments --- Fourth Quarter and Full Year 2017 Financial Review --- 2017 Achievements and 2018 Initial Guidance

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 5 2017 BUSINESS HIGHLIGHTS • Consolidated revenues were $1.106 billion in 2017 compared to $1.109 billion in 2016. • Revenues grew on a constant dollar basis after considering foreign exchange impacts of $8.5 million in 2017 • Three of our operating segments achieved their 10% operating margin goal for the year • Non-GAAP earnings per share increased 76% for CRD-A and 87% for CRD-B for the 2017 fourth quarter, before goodwill impairment charges, restructuring and special charges, and the impact of tax reform in the U.S. • Increased revenues in our U.S. Services segment of 16.5% as a result of hurricanes Harvey, Irma and Maria and WeGoLook • Broadspire delivered increased revenues, earnings and margins for the 6th year in a row • International saw solid growth in operating earnings and margins • Garden City Group continued to face a challenging market environment with fewer larger, high value cases

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 6 Mission & Vision Mission: To restore and enhance lives, businesses and communities Vision: To be the leading provider and most trusted source for expert assistance, serving those who insure and self insure the risks of businesses and communities anywhere in the world

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 7 • Effective in 2018, the Company has realigned its operating segments by moving to a global service line reporting structure consisting of Crawford Claim Solutions, Crawford TPA Solutions: Broadspire and Crawford Specialty Solutions. • The Company's revised operating segments are comprised of the following: ▪ Crawford Claims Solutions is comprised of Claims Field Operations and Catastrophe Services service lines previously reported within the U.S. Services and International segments ▪ Crawford TPA Solutions: Broadspire, is comprised of the previously reported Broadspire segment and third party administration services within the International segment ▪ Crawford Specialty Solutions is comprised of the previously reported Garden City Group segment and the Global Technical Services and Contractor Connection service lines within U.S. Services and International segments • The Company will be providing restated historical quarterly results in the new operating segment format prior to filing its first quarter 2018 Form 10-Q. 2018 Realignment to Global Service Lines

New, Intelligent and Integrated Client Solutions

WeGoLook POWERED BY CRAWFORD

TruLook maximizes efficiencies throughout the claims handling process to return accurate, precise information faster while reducing costs 20 – 40% and improving customer satisfaction

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Crawford

Total Construction Solutions is a comprehensive offering for the construction industry driven by Crawford's TPA capabilities in Broadspire with a truly integrated approach to client service that extends worldwide

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Crawford

Investments in digital solutions, data analytics and intelligent products are differentiating Crawford in the market as we leverage advanced data analytics to drive superior financial outcomes for our client

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Broadspire A CRAWFORD COMPANY

Expanding Crawford's workers compensation service offering to Australia to complement the Company's well established professional claims solutions

Crawford
8

////////////////////////////////////////////////////////////////////////// FOURTH QUARTER AND FULL YEAR 2017 Financial Review

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 10 Unaudited ($ in thousands, except per share amounts) Three Months Ended December 31, 2017 2016 $ Change % Change Revenues Before Reimbursements $ 298,767 $ 272,423 $ 26,344 10 % Costs of Services Provided, Before Reimbursements 213,253 193,125 20,128 10 % Selling, General, and Administrative Expenses 64,662 61,670 2,992 5 % Corporate Interest Expense, Net 2,388 1,632 756 46 % Goodwill Impairment Charges 19,598 — — nm Restructuring and Special Charges 3,266 2,059 1,207 59 % Total Costs and Expenses Before Reimbursements 303,167 258,486 44,681 17 % Other Income 227 136 91 67 % Income Before Income Taxes (4,173) 14,073 (18,246) (130)% (Benefit) Provision for Income Taxes (1,530) 5,536 (7,066) (128)% Net (Loss) Income (2,643) 8,537 (11,180) (131)% Net Income (Loss) Attributable to Noncontrolling Interests and Redeemable Noncontrolling Interests 630 (773) 1,403 (182)% Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (2,013) $ 7,764 $ (9,777) (126)% (Loss) Earnings Per Share - Diluted: Class A Common Stock $ (0.03) $ 0.14 $ (0.17) (121)% Class B Common Stock $ (0.05) $ 0.13 $ (0.18) (138)% Non-GAAP Adjusted Earnings Per Share - Diluted: (1) Class A Common Stock $ 0.30 $ 0.17 $ 0.13 76 % Class B Common Stock $ 0.28 $ 0.15 $ 0.13 87 % Cash Dividends per Share: Class A Common Stock $ 0.07 $ 0.07 $ — — % Class B Common Stock $ 0.05 $ 0.05 $ — — % STATEMENT OF OPERATIONS HIGHLIGHTS (1) See Appendix for non-GAAP explanation and reconciliation

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 11 RECONCILIATION OF NON-GAAP ITEMS Three Months Ended December 31, 2017 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ (4,173) $ 1,530 $ (2,643) $ (2,013) $ (0.03) $ (0.05) Add back: Goodwill impairment charges 19,598 (7,179) 12,419 12,419 0.22 0.22 Restructuring and special charges 3,266 (1,153) 2,113 2,113 0.04 0.04 Impact of tax reform in the U.S. — 3,795 3,795 3,795 0.07 0.07 Non-GAAP Adjusted $ 18,691 $ (3,007) $ 15,684 $ 16,314 $ 0.30 $ 0.28 Three Months Ended December 31, 2016 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ 14,073 $ (5,536) $ 8,537 $ 7,764 $ 0.14 $ 0.13 Add back: Restructuring and special charges 2,059 (698) 1,361 1,361 0.03 0.02 Non-GAAP Adjusted $ 16,132 $ (6,234) $ 9,898 $ 9,125 $ 0.17 $ 0.15

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 12 4Q 2017 4Q 2016 $25 $20 $15 $10 $5 $0 Claims Ops Tech Svcs CAT Cont. Conn. WGL 4Q 2017 4Q 2016 60 40 20 0 Claims Ops Tech Svcs CAT Cont. Conn. WGL Revenues by Service Line ($ in millions) Cases Received by Service Line (In thousands) Operating Results (4Q 2017 v. 4Q 2016) • Revenues of $84.8 million versus $57.4 million • Operating earnings of $9.5 million versus $7.7 million • Operating earnings margin of 11.2% versus 13.4% • Cases received of 127,237 versus 91,874, due to high- frequency, low-complexity WeGoLook cases and hurricane related cases in our Catastrophe Services line Highlights • Increased revenues in Catastrophe Services, GTS and Claims Field Operations service lines as a result of hurricanes Harvey, Irma and Maria • Market leading integrated approach to serving the market following the catastrophes highlighted our value proposition to the industry U.S. Catastrophe (CAT) Adjuster Activity • CAT revenues of $35.5 million versus $15.4 million • Average CAT adjusters deployed of 365 in 2017 versus 359 in 2016 U.S. SERVICES SEGMENT HIGHLIGHTS

# INTERNATIONAL SEGMENT HIGHLIGHTS

## Operating Results (4Q 2017 v. 4Q 2016)

- Revenues of $118.9 million versus $116.8 million
- Exchange rates increased revenues by 3%, or $4.0 million reversing prior trends
- Change in contractor repair operating model in the UK decreased revenues by $5.6 million
- Operating earnings of $17.6 million versus $11.4 million
- Operating earnings margin of 14.8% versus 9.7%
- Cases received of 163,230 versus 169,969

## Regional Highlights

- Revenues increased during the quarter largely due to increases in Canada and catastrophe revenues in Australia and Asia
- Expanding Contractor Connection and WeGoLook
- Case volumes decreased due to reduction in high-frequency, low-complexity cases in Asia and reduction in weather related cases in the UK

**Revenues by Geographic Region ($ in millions)**


$50
$40
$30
$20
$10
$0
U.K.
Canada
Asia-Pacific
Europe and ROW
4Q 2017
4Q 2016

**Cases Received (In thousands)**


80
60
40
20
0
U.K.
Canada
Asia-Pacific
Europe and ROW
4Q 2017
4Q 2016

Crawford®

13

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 14 4Q 2017 4Q 2016 60 45 30 15 0 Workers' Compensation Casualty Medical Management, Disability and Other 4Q 2017 4Q 2016 $40 $30 $20 $10 $0 Medical Management Claims Management Risk Management Revenues by Service Line ($ in millions) Broadspire Cases Received (In thousands) Operating Results (4Q 2017 v. 4Q 2016) • Revenues of $78.6 million versus $74.0 million • Operating earnings of $8.5 million versus $6.5 million • Operating earnings margin of 10.8% versus 8.8% • Cases received of 123,366 versus 106,883 Highlights • Strong contribution margin from revenue increases • Growth in medical management and disability service lines • Significant pipeline of future sales opportunities being pursued BROADSPIRE SEGMENT HIGHLIGHTS

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 15 4Q 2017 4Q 2016 $125 $100 $75 $50 $25 $0 66 81 Backlog ($ in millions) Operating Results (4Q 2017 v. 4Q 2016) • Revenues of $16.5 million versus $24.2 million • Operating loss of $(2.1) million versus earnings of $1.2 million • Operating margin of (12.7)% versus 5.1% • Backlog of $66 million versus $81 million Highlights • Low new business volume and lower relative value of cases during the 2017 quarter • Deepwater Horizon class action settlement project continues to wind down • Sales strategy and in depth expense review ongoing in response to market trends GARDEN CITY GROUP SEGMENT HIGHLIGHTS Revenues ($ in millions) 4Q 2017 4Q 2016 $30 $20 $10 16.5 24.2

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 16 Unaudited ($ in thousands) December 31, 2017 December 31, 2016 Change Cash and cash equivalents $ 54,011 $ 81,569 $ (27,558) Accounts receivable, net 174,172 153,566 20,606 Unbilled revenues, net 108,745 101,809 6,936 Total receivables 282,917 255,375 27,542 Goodwill 96,916 91,750 5,166 Intangible assets arising from business acquisitions, net 97,147 86,931 10,216 Goodwill and intangible assets arising from business acquisitions 194,063 178,681 15,382 Deferred revenues 60,309 63,340 (3,031) Pension liabilities 87,035 105,175 (18,140) Short-term borrowings and current portion of capital leases 25,212 1,012 24,200 Long-term debt, less current portion 200,460 187,002 13,458 Total debt 225,672 188,014 37,658 Total stockholders' equity attributable to Crawford & Company 182,320 153,883 28,437 Net debt (1) 171,661 106,445 65,216 Redeemable noncontrolling interests 6,775 — 6,775 (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 17 Unaudited ($ in thousands) 2017 2016 Variance Net Income Attributable to Shareholders of Crawford & Company $ 27,665 $ 35,966 $ (8,301) Impairment of Goodwill 19,598 — 19,598 Depreciation and Other Non-Cash Operating Items 47,877 47,705 172 Unbilled and Billed Receivables Change (17,488) (5,001) (12,487) Working Capital Change (22,262) 34,324 (56,586) U.S. and U.K. Pension Contributions (14,633) (14,130) (503) Cash Flows from Operating Activities 40,757 98,864 (58,107) Property & Equipment Purchases, net (19,044) (10,354) (8,690) Capitalized Software (internal and external costs) (25,867) (18,845) (7,022) Free Cash Flow (1) ($4,154) $69,665 ($73,819) For the year ended December 31, OPERATING AND FREE CASH FLOW (1) See Appendix for non-GAAP explanation

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 18 2017 SHARE REPURCHASES • During the fourth quarter 2017, Crawford repurchased 150,000 shares of CRD-A for an average price of $8.30 per share, and 12,592 shares of CRD-B for an average price of $8.75 per share • During the full year 2017, Crawford repurchased 699,847 shares of CRD-A for an average price of $8.21 per share, and 188,180 shares of CRD-B for an average price of $8.88 per share • Effective July 29, 2017, the Company's Board of Directors authorized the repurchase of up to 2,000,000 shares of CRD-A or CRD-B (or both) through July 2020 ("2017 Repurchase Authorization") • As of December 31, 2017 the Company had remaining authorization to repurchase 1,666,671 shares under the 2017 Repurchase Authorization

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 19 Crawford & Company is providing initial guidance for 2018 as follows: YEAR ENDING DECEMBER 31, 2018 Low End High End Consolidated revenues before reimbursements $1.12 $1.14 billion Net income attributable to shareholders of Crawford & Company $43.0 $48.0 million Diluted earnings per share--CRD-A $0.78 $0.88 per share Diluted earnings per share--CRD-B $0.71 $0.81 per share Consolidated operating earnings $85.0 $95.0 million Consolidated adjusted EBITDA $127.0 $137.0 million 2018 GUIDANCE • The Company's guidance assumes a 31.7% effective tax rate which incorporates the key provisions of U.S. tax reform • The Company does not anticipate any restructuring or special charges during 2018

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 20 2017 Accomplishments • Re-organized Crawford into Global Service Lines to position the Company to take share and drive growth • Successfully reduced costs and streamlined Crawford’s operations • Refreshed Crawford’s core mission and values • Recruited experienced, senior leadership • Launched new products and services which will position Crawford as an industry innovator • Positioned Crawford to achieve our medium term goal of 5% revenue and 15% earnings growth, annually

FOURTH QUARTER AND FULL YEAR 2017

//

Appendix

Crawford®

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 22 FOURTH QUARTER AND FULL YEAR 2017 BUSINESS SUMMARY (1) Non-GAAP Diluted Earnings per Share before goodwill impairment charges, restructuring and special charges and impact of U.S. tax reform. See appendix for non-GAAP explanation and reconciliation of non-GAAP Earnings per Share. Quarter Ended Year Ended December 31, December 31, December 31, December 31, ($ in millions, except per share amounts) 2017 2016 % Change 2017 2016 % Change Revenues $298.8 $272.4 10% $1,105.8 $1,109.3 — % Net (Loss) Income Attributable to Shareholders of Crawford & Company ($2.0) $7.8 (126)% $27.7 $36.0 (23)% Diluted (Loss) Earnings per Share CRD-A ($0.03) $0.14 (121)% $0.52 $0.67 (22)% CRD-B ($0.05) $0.13 (138)% $0.45 $0.60 (25)% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.30 $0.17 76% $0.94 $0.79 19 % CRD-B $0.28 $0.15 87% $0.87 $0.71 23 % Operating Earnings (1) $24.2 $20.3 19% $95.7 $92.1 4 % Operating Margin 8.1% 7.4% 70 bps 8.7% 8.3% 40 bps Adjusted EBITDA (1) $34.4 $29.1 18% $131.8 $126.2 4 % Adjusted EBITDA Margin 11.5% 10.7% 80 bps 11.9% 11.4% 50 bps

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 23 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 14. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer- relationship intangible assets, goodwill impairment charges, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. APPENDIX: NON-GAAP FINANCIAL INFORMATION

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 24 Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges,goodwill impairment charges and non-cash stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in non-GAAP adjusted net income as an add back to GAAP net income and diluted earnings per share, are restructuring and special charges net of tax, goodwill impairment charges, and the impact of U.S. tax reform, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued)

# RECONCILIATION OF NON-GAAP ITEMS

## Revenues, Costs of Services Provided, and Operating Earnings

| Unaudited ($ in thousands) | Quarter Ended December 31, 2017 | Quarter Ended December 31, 2016 | Full Year Guidance 2018 * |
|---|---|---|---|
| **Revenues Before Reimbursements** | | | |
| Total Revenues | $ 313,541 | $ 293,624 | $ 1,198,000 |
| Reimbursements | (14,774) | (21,201) | (68,000) |
| Revenues Before Reimbursements | $ 298,767 | $ 272,423 | $ 1,130,000 |
| **Costs of Services Provided, Before Reimbursements** | | | |
| Total Costs of Services | $ 228,027 | $ 214,326 | |
| Reimbursements | (14,774) | (21,201) | |
| Costs of Services Provided, Before Reimbursements | $ 213,253 | $ 193,125 | |

| Unaudited ($ in thousands) | Quarter Ended December 31, 2017 | Quarter Ended December 31, 2016 | Full Year Guidance 2018 * |
|---|---|---|---|
| **Operating Earnings:** | | | |
| U.S. Services | $ 9,486 | $ 7,681 | |
| International | 17,554 | 11,381 | |
| Broadspire | 8,494 | 6,506 | |
| Garden City Group | (2,106) | 1,243 | |
| Unallocated corporate and shared costs, net | (9,226) | (6,517) | |
| **Consolidated Operating Earnings** | 24,202 | 20,294 | $ 90,000 |
| Deduct: | | | |
| Net corporate interest expense | (2,388) | (1,632) | (10,000) |
| Stock option expense | (376) | (218) | (1,800) |
| Amortization expense | (2,747) | (2,312) | (11,000) |
| Goodwill impairment charges | (19,598) | — | — |
| Restructuring and special charges | (3,266) | (2,059) | — |
| Income taxes | 1,530 | (5,536) | (21,000) |
| Net income (loss) attributable to non-controlling interests and redeemable noncontrolling interests | 630 | (773) | (700) |
| **Net (Loss) Income Attributable to Shareholders of Crawford & Company** | $ (2,013) | $ 7,764 | $ 45,500 |

Crawford®

** Midpoints of Company's Guidance, updated March 7, 2018*

25

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 26 RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Year Ended Full Year December 31, December 31, December 31, December 31, Guidance Unaudited ($ in thousands) 2017 2016 2017 2016 2018 * Net (loss) income attributable to shareholders of Crawford & Company $ (2,013) $ 7,764 $ 27,665 $ 35,966 $ 45,500 Add: Depreciation and amortization 11,010 10,100 41,658 40,743 48,300 Stock-based compensation 1,688 2,006 6,661 5,252 7,200 Net corporate interest expense 2,388 1,632 9,062 9,185 10,000 Goodwill impairment charges 19,598 — 19,598 — — Restructuring and special charges 3,266 2,059 12,084 9,490 — Income taxes (1,530) 5,536 15,039 25,565 21,000 Adjusted EBITDA $ 34,407 $ 29,097 $ 131,767 $ 126,201 $ 132,000 * Midpoints of Company's Guidance, updated March 7, 2018

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 27 RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt December 31, December 31, Unaudited ($ in thousands) 2017 2016 Net Debt Short-term borrowings $ 24,641 $ 30 Current installments of capital leases 571 982 Long-term debt and capital leases, less current installments 200,460 187,002 Total debt 225,672 188,014 Less: Cash and cash equivalents 54,011 81,569 Net debt $ 171,661 $ 106,445

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 28 RECONCILIATION OF NON-GAAP ITEMS (continued) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share Year Ended December 31, 2017 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ 42,262 $ (15,039) $ 27,223 $ 27,665 $ 0.52 $ 0.45 Add back: Goodwill impairment charges 19,598 (7,179) 12,419 12,419 0.22 0.22 Restructuring and special charges 12,084 (4,266) 7,818 7,818 0.13 0.13 Impact of tax reform in the U.S. — 3,795 3,795 3,795 0.07 0.07 Non-GAAP Adjusted $ 73,944 $ (22,689) $ 51,255 $ 51,697 $ 0.94 $ 0.87 Year Ended December 31, 2016 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ 63,241 $ (25,565) $ 37,676 $ 35,966 $ 0.67 $ 0.60 Add back: Restructuring and special charges 9,490 (3,120) 6,370 6,370 0.12 0.11 Non-GAAP Adjusted $ 72,731 $ (28,685) $ 44,046 $ 42,336 $ 0.79 $ 0.71